UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 17, 2022

Astria Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37467	26-3687168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 High Street, 28th Floor
Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 349-1971

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATXS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2022 Inducement Stock Incentive Plan

On February 17, 2022, the Board of Directors of Astria Therapeutics, Inc. (the “Company”) adopted, upon recommendation of the compensation committee of the Company’s Board of Directors (the “Committee”), the 2022 Inducement Stock Incentive Plan (the “Inducement Plan”), to be effective immediately. The Inducement Plan provides for the grant of nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards (collectively, the “stock awards”) with respect to an aggregate of 300,000 shares of common stock, $0.001 par value per share, of the Company (“Common Stock”) (subject to adjustment as provided in the Inducement Plan). Awards under the Inducement Plan may only be granted to persons who (a) were not previously an employee or director of the Company or (b) are commencing employment with the Company following a bona fide period of non-employment, in either case as an inducement material to the individual’s entering into employment with the Company and in accordance with the requirements of Nasdaq Stock Market Rule 5635(c)(4). A complete copy of the Inducement Plan is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Nonstatutory Stock Option Agreement

On February 17, 2022, the Company’s Board of Directors adopted, upon recommendation of the Committee, the Nonstatutory Stock Option Agreement (the “Agreement”) for use in the grant of stock options pursuant to the Inducement Plan. All stock options under the Inducement Plan shall be nonstatutory stock options. A complete copy of the form of Agreement is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Exhibits.

Exhibits

Number	Description
99.1	2022 Inducement Stock Incentive Plan
99.2	Form of Nonstatutory Stock Option Agreement under the 2022 Inducement Stock Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRIA THERAPEUTICS, INC.

Date: February 22, 2022	By:	/s/ Ben Harshbarger
Ben Harshbarger
Chief Legal Officer